UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 20, 2020 (Date of earliest event reported:  May 20, 2020)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq NMS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On May 20, 2020, RBC Bearings Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended March 28, 2020 and full fiscal year ended March 28, 2020 and certain other information.  This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

The information under this Item 2.02, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in the accompanying exhibit are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Section 8 – Other Events

Item 8.01 Other Matters

In order to manage costs during the COVID-19 pandemic, the Company has, among other things, instituted the following:

Reduction of Cash Compensation for Outside Directors

The Board of Directors has decided to reduce by 25% the cash compensation payable to nonemployee directors for the year ending April 3, 2021.

Executive Officer Furlough Program

The Company has initiated a partial furlough program for the Company’s executive officers Dr. Michael J. Harnett (Chairman and Chief Executive Officer), Daniel A. Bergeron (Chief Operating Officer and Chief Financial Officer), Richard J. Edwards (Vice President and General Manager), Joseph Salamunovich (Vice President, General Counsel and Secretary), Ernest D. Hawkins (Vice President and Chief Accounting Officer), and Robert M. Sullivan (Corporate Controller) under which these executive officers are not required to work on designated days in the months of May and June. As a result of the furloughs, these executive officers’ monthly base salaries are being reduced by approximately 25% for the two months. The Company is evaluating whether additional furloughs after June will be necessary.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release of RBC Bearings Incorporated dated May 20, 2020.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 20, 2020

RBC BEARINGS INCORPORATED

By:	/s/ Joseph Salamunovich
	Name:	Joseph Salamunovich
	Title:	Vice President, General Counsel & Secretary